UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CSS INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CSS INDUSTRIES, INC.
1845 Walnut Street
Philadelphia, Pennsylvania 19103
Tel: 215-569-9900
www.cssindustries.com

SUPPLEMENT TO THE PROXY STATEMENT FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 28, 2015

July 13, 2015

These Definitive Additional Materials amend and supplement the definitive proxy statement dated June 18, 2015 (the “2015 Proxy Statement”) of CSS Industries, Inc., a Delaware corporation (“CSS” or the “Company”), for its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) to be held at The Westin Philadelphia, 99 South 17th Street, Philadelphia, Pennsylvania, on Tuesday, July 28, 2015, at 9:30 a.m. local time.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the 2015 Proxy Statement, which should be read in its entirety.

You recently received our proxy materials for our upcoming 2015 Annual Meeting of Stockholders (the “Meeting”), which will be held at The Westin Philadelphia, 99 South 17th Street, Philadelphia, Pennsylvania, on Tuesday, July 28, 2015, at 9:30 a.m. local time. At the Meeting, one of the proposals on which you will be asked to vote, in person or by proxy, is the election of five members of our Board of Directors, who, if elected, will constitute our entire Board of Directors following the Meeting. All of the nominees are presently members of our Board of Directors.

We recently learned that Institutional Shareholder Services Inc. (“ISS”), a proxy advisory company that makes voting recommendations regarding the proxy proposals of numerous companies, has recommended that you withhold votes from three of our candidates for director: Rebecca Matthias, Scott Beaumont and Lee Hitchner. ISS’ recommendation is not based on a qualitative assessment of the service provided to our Board by these candidates. Rather, it is based on a one-size-fits-all policy under which ISS considers Mr. Hitchner not to be an “independent” director and, given his service on our Board’s audit and compensation committees, has determined under this policy to recommend against his election, as ISS did in 2014 for the same reason. ISS has also recommended withhold votes on the election of Ms. Matthias and Mr. Beaumont, simply because they serve on our Board’s Nominating and Governance Committee, which nominated Mr. Hitchner for re-election. ISS feels that his nomination is an indication that the Nominating and Governance Committee did not adequately address the fact that Mr. Hitchner received more withhold votes than “for” votes in 2014, at which time he also received a withhold recommendation from ISS because of the same one-size-fits-all policy.

We strongly disagree with ISS’ recommendations, and our Board continues to recommend that you vote “for” the election of all of the nominees for election, including Ms. Matthias and Messrs. Beaumont and Hitchner.

As we stated in our June 18, 2015 proxy statement, our Board determined that Mr. Hitchner is in fact an independent director. This determination was a carefully considered one, and was made in accordance with applicable rules and standards of the Securities and Exchange Commission (the “SEC”) and The New York Stock Exchange (the “NYSE”). In addition, all of our Board members are well aware of ISS’ one-size-fits-all policy regarding independence, which adds numerous stringent requirements going far beyond what the SEC and NYSE mandate, that ISS would not consider Mr. Hitchner independent, and that nominating him for re-election could result in the withhold recommendations that have in fact been made. Nevertheless, rather than simply conform to the ISS policy for the sake of conforming, the Board made the decision to do what it firmly believes is in the best interests of the Company and you as stockholders - to nominate Mr. Hitchner for re-election so as to enable the Board, and the Company, to continue to receive the benefit of his outstanding service on the Board.

The one-size-fits-all ISS policy in question states that a director of a company who is associated with certain professional service providers to the company is considered by ISS to be an “Affiliated Outside Director” and thus not, in ISS’ eyes, independent. Specifically, it is the ISS view that because Mr. Hitchner is associated with a law firm, Pepper Hamilton LLP, that provides legal services to CSS, Mr. Hitchner is not independent.

This policy goes beyond the independence criteria of the SEC and the NYSE, but nonetheless, our Board considered it in making their independence determination for Mr. Hitchner, taking into account that: (i) in his position as Special Counsel and Director of Corporate Training with Pepper Hamilton, Mr. Hitchner’s responsibilities relate solely to training; (ii) Mr. Hitchner does not participate in the provision of legal services to CSS or any other Pepper Hamilton client; (iii) Mr. Hitchner has not previously participated in Pepper Hamilton’s provision of legal services to CSS; (iv) Mr. Hitchner is a salaried employee of Pepper Hamilton, and his compensation is not affected by the level of Pepper Hamilton’s fee income from CSS or any other Pepper Hamilton client; and (v) for CSS’ fiscal year ended March 31, 2015, Pepper Hamilton’s revenues from CSS represented less than 0.25% of Pepper Hamilton’s gross revenues for the same period.

We disclosed the Board’s rationale for Mr. Hitchner’s independence in our proxy statement, and ISS even acknowledged in its recommendations that this disclosure is a positive step. Specifically, our proxy statement discloses that our Board concluded that Mr. Hitchner should serve as a director of CSS in light of his broad legal experience as a former partner of Pepper Hamilton, and his extensive experience serving on the boards of public companies Destination Maternity Corporation and eResearch Technology, including his board leadership experience as the former non-executive Chairman of the Board of eResearch Technology and Destination Maternity Corporation.

Our Board believes that ISS’ policy is overly broad and categorical, and that not only was its determination of Mr. Hitchner’s independence appropriate, but that he is a valuable member of our Board and should be re-elected. Further, it believes that Ms. Mattias and Mr. Beaumont acted appropriately in their roles on our Nominating and Governance Committee, and that ISS’ withhold recommendations on them are similarly misguided. The Nominating and Governance Committee was aware of the significant withhold vote received in 2014 by Mr. Hitchner when it nominated him for re-election. The members nevertheless felt that his nomination, and his continued service on the Board and several of its committees, is in the best interests of our stockholders. For all of these reasons, our Board continues to recommend that you vote “for” the election of all of the nominees for election, including Ms. Matthias and Messrs. Beaumont and Hitchner.

Additional Information and Where to Find It

CSS, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from CSS’s stockholders in connection with the 2015 Annual Meeting. CSS filed the 2015 Proxy Statement with the SEC on June 18, 2015 in connection with the solicitation of proxies for the 2015 Annual Meeting.

STOCKHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is or will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Such information can also be found in the following filings with the SEC:

•	CSS’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015;

•	CSS’s Current Reports on Form 8-K filed with the SEC on April 30, 2015 and May 22, 2015; and

•	CSS’s definitive proxy statement for the 2015 Annual Meeting of Stockholders, filed with the SEC on June 18, 2015.

Stockholders can obtain, free of charge, copies of the 2015 Proxy Statement and any other documents filed by CSS with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (www.sec.gov), at CSS’s website (www.cssindustries.com) or by writing to CSS Industries, Inc., Attn: Corporate Secretary, 1845 Walnut Street, Suite 800, Philadelphia, PA 19103.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. We may from time to time make written or oral statements in this letter, the proxy statements filed with the Securities and Exchange Commission (the “Commission”) communications to stockholders and press releases which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon management’s current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, share repurchases, expected growth, future business plans and costs. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions.

Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of the company, which could cause actual results to differ materially from such statements and from the company’s historical results and experience. These factors include, but are not limited to, the risks detailed in CSS’s filings with the Commission, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2015, and any subsequent Quarterly Reports on Form 10-Q.

Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list.

Any forward-looking statement speaks only as of the date on which such statement is made, and the company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.